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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 28, 1998

                                     UNOVA, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                          001-13279                95-4647021
(STATE OR OTHER                   (COMMISSION FILE         (I.R.S. EMPLOYER
JURISDICTION                       NUMBER)                  IDENTIFICATION NO.)
OF INCORPORATION)

360 NO. CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA                90210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (310) 888-2500


Item 5. OTHER EVENTS.

The Registrant announced on January 28, 1998 its preliminary results for the three months and year ended December 31, 1997, as more fully set forth in
Exhibit 99.1 filed herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
        (a) and (b) No financial statements are required to be filed with this report.

        (c) The following exhibits are filed with this report:

        EXHIBIT NUMBER                          DESCRIPTION
            99.1                        Press Release of the Company
                                          issued January 28, 1998

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                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNOVA, INC.

                                  By: /s/ Charles A. Cusumano
                                      ----------------------
                                      Charles A. Cusumano
                                      Vice President, Finance

Dated: February 27, 1998